SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

               SKYLYNX COMMUNICATIONS, INC.,
(Exact name of registrant as specified in its charter)

18
Delaware	0-27635	37-1465836
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

500 John Ringling Boulevard, Sarasota, Florida 34242
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 388-2882

________________________________________________
(Former name or former address, if changed since last report)
ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES

          The following sets forth the information required by Item 701 of Regulation S-B with respect to the unregistered sales of equity securities by SkyLynx Communications, Inc., a Delaware Corporation (the "Company"):

a.           On October 15, 2004, the Company agreed to an arrangement whereby debt owed to certain officers, directors and consultants to the Company was converted into 12% Convertible Debentures in the aggregate amount of $709,800. The Debentures were issued on December 16, 2004. This debt included unpaid promissory notes, fees for services, accrued salaries, travel and related expenses. The Debentures are due on or before December 31, 2006. The debt and accrued interest is convertible into shares of the $.0001 par value Common Stock of the Company at the prices set forth below, at the option of the holders. The following sets forth the names of the persons and the number of shares to be received by each in conversion of our outstanding debt to such person:
Name	Amount of Debenture	Number of Shares if Converted	Price per Share
Gary L. Brown	$ 387,439	4,842,984	$.08
Kenneth L. Marshall	111,250	1,112,500	$.10
Clifford L. Neuman	106,073	1,060,730	$.10
Daniel J. Sullivan	36,250	362,497	$.10
Alfredo Chang	68,788	687,880	$.10
Total	709,800	8,066,591

          Effective April 5, 2005, the Company issued additional 12% Convertible Debentures to reflect upaid accruals for salary, fees and unreimbursed expenses through March 31, 2005, to the following persons:
Name	Amount of Debenture	Number of Shares if Converted	Price per Share
Gary L. Brown	$100,000	1,666,666	$.06
Kenneth L. Marshall	50,000	841,667	$.06
Clifford L. Neuman	41,448	690,800	$.06
Steven D. Smith	50,000	841,667	$.06
Total	241,448	4,040,800

          On May 4, 2005, the following executive officers of the Company exercised their right to convert the foregoing Convertible Debentures into shares of common stock in the following numbers:
Name	Amount of Debentures Converted	Number of Shares Issued
Gary L. Brown	$487,438	6,509,589
Kenneth L. Marshall	161,250	2,043,167
Steven D. Smith	50,000	841,667
Total	698,688	9,394,423

b.          The Securities were sold exclusively to persons who qualified as "accredited investors" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").

c.          The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereunder. Each of the investors in the offering qualified as an "accredited investor". In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer. We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided each investor in the offering with disclosure of all aspects of our business, including providing each investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information. Based on our investigation, we believed that each accredited investor obtained all information regarding the Company that they requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

d.          The conversion terms of the Debentures are described in Item 3.02(a) above.

e.          There were no proceeds realized by the Company from the sale of the foregoing Securities, as they were issued in satisfaction of bona fide antecedent debt.
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial statements of business acquired
Not applicable.
(b)	Pro forma financial information
Not applicable.
(c)	Exhibits
Item	Title
1.0	Form of Convertible Debenture

SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKYLYNX COMMUNICATIONS, INC.

Date: May 9, 2005	By: /s/ Gary L. Brown Gary L. Brown, President and Chief Executive Officer